UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
i3 Verticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

i3 VERTICALS, INC.

2024 Annual Meeting
Vote by February 21, 2024
11:59 PM ET

i3 VERTICALS
i3 VERTICALS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

V26442-P01234

You invested in i3 VERTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 22, 2024.**

Get informed before you vote

View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

February 22, 2024
1:30 PM CST

Company Headquarters
40 Burton Hills Boulevard, Suite 415
Nashville, Tennessee 37215

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of nine Directors **Nominees:** 01) Gregory Daily 02) Clay Whitson 03) Elizabeth S. Courtney 04) John Harrison 05) Burton Harvey 06) Timothy McKenna 07) David Morgan 08) David Wilds 09) Decosta Jenkins	For
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2024.	For
3. To consider and act upon a non-binding, advisory vote to approve the compensation of the Company's named executive officers as disclosed in the Proxy Statement.	For
4. To consider and act upon a non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of the Company's named executive officers.	1 Year

NOTE: Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

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